EXHIBIT 99.2

Release:          December 18, 2020

CP announces hydrogen-powered locomotive pilot project
Calgary – Canadian Pacific (TSX: CP) (NYSE: CP) announced today that it plans to develop North America’s first line-haul hydrogen-powered locomotive. CP’s Hydrogen Locomotive Program will retrofit a line-haul locomotive with hydrogen fuel cells and battery technology to drive the locomotive’s electric traction motors. Once operational, CP will conduct rail service trials and qualification testing to evaluate the technology’s readiness for the freight-rail sector.

“This is a globally significant project that positions CP at the leading edge of decarbonizing the freight transportation sector,” said Keith Creel, CP's President and Chief Executive Officer. “CP will continue to focus on finding innovative solutions to transform our operations and adapt our business, positioning CP and our industry as leaders for a sustainable future.”

The work builds on CP’s prior experience with testing low-emitting locomotive technologies, including biofuels, compressed natural gas and battery-powered solutions. Nearly the entire freight locomotive fleet of all railway operators in North America consists of diesel-powered units, representing the industry’s most significant source of greenhouse gas emissions.

CP has long focused on energy-saving initiatives as a core component of its sustainability practices. Since 1990, CP has improved its locomotive fuel efficiency by more than 40 percent through a variety of programs and technology deployments designed to improve fuel economy and reduce air emissions. The application of leading practices, emerging technologies and relationship building across the value chain and industrial sector will remain critical as CP addresses the climate change challenge.

For more information about CP’s sustainability initiatives, visit sustainability.cpr.ca.

Note on forward-looking information

This news release contains certain forward-looking information and forward-looking statements (collectively, "forward-looking information") within the meaning of applicable securities laws. Forward-looking information includes, but is not limited to, statements concerning expectations, beliefs, plans, goals, objectives, assumptions and statements about possible future events, conditions, and results of operations or performance. Forward-looking information may contain statements with words or headings such as "will", "anticipate", "believe", "expect", "plan", "should", “commit” or similar words suggesting future outcomes.

This news release contains forward-looking information relating, but not limited, to, the anticipated timing and successful completion of CP’s planned development of a hydrogen-powered locomotive, the anticipated financial, capital and personnel resources required for such development, the anticipated impacts of such development on CP’s operations, priorities and plans, and certain anticipated future strategies, plans and goals relating to sustainability.

The forward-looking information contained in this news release is based on current expectations, estimates, projections and assumptions, having regard to CP's experience and its perception of historical trends, and includes, but is not limited to, expectations, estimates, projections and assumptions relating to: the fuel efficiency of railways and CP’s operations; CP’s ability to implement certain initiatives, including emissions targets, scenario analyses, risk mitigation strategies, changes to enterprise risk management and internal carbon pricing mechanisms; future investments in and the availability of carbon emissions-reduction tools and technologies including through CP’s fleet modernization program and technology upgrades; the impacts of existing and planned capital investments; CP’s ability to work with governments and third parties to mitigate the impacts of climate change; North American and global economic growth; commodity demand growth; agricultural production; commodity prices and interest rates; performance of our assets and equipment; applicable laws, regulations and government policies; the availability and cost of labour on the timelines anticipated and with the capabilities required, as well as the availability and cost of services and infrastructure; the satisfaction by third parties of their obligations to CP; the anticipated impacts of the novel strain of coronavirus (and the disease known as COVID-19); and capital investments by third parties. Although CP believes the expectations, estimates, projections and assumptions reflected in the forward-looking information presented herein are reasonable as of the date hereof, there can be no assurance that they will prove to be correct. Current conditions, economic and otherwise, render assumptions, although reasonable when made, subject to greater uncertainty.

Undue reliance should not be placed on forward-looking information as actual results may differ materially from those expressed or implied by forward-looking information. By its nature, CP's forward-looking information involves inherent risks and uncertainties that could cause actual results to differ materially from the forward looking information, including, but not limited to, the following factors: changes in business strategies; general North American and global economic, credit and business conditions; risks associated with agricultural production, such as weather conditions and insect populations; the availability and price of energy commodities; the effects of competition and pricing pressures; industry capacity; shifts in market demand; changes in commodity prices; uncertainty surrounding timing and volumes of commodities being shipped via CP; inflation; changes in laws, regulations and government policies, including regulation of rates; changes in taxes and tax rates; potential increases in maintenance and operating costs; changes in fuel prices; uncertainties of investigations, proceedings or other types of claims and litigation; labour disputes; risks and liabilities arising from derailments; transportation of dangerous goods; timing of completion of capital and maintenance projects; currency and interest rate fluctuations; trade restrictions or other changes to international trade arrangements; climate change; various events that could disrupt operations, including severe weather, such as droughts, floods, avalanches and earthquakes, and cybersecurity attacks, as well as security threats and governmental response to them, and technological changes; and the pandemic created by the outbreak of the novel strain of coronavirus (and the disease known as COVID-19) and resulting effects on economic conditions, the demand environment for logistics requirements and energy prices, restrictions imposed by public health authorities or governments, fiscal and monetary policy responses by governments and financial institutions, and disruptions to global supply chains. The foregoing list of factors is not exhaustive. These and other factors are detailed from time to time in reports filed by CP with securities regulators in Canada and the United States. Reference should be made to "Risk Factors" and "Management's Discussion and Analysis of Financial Condition and Results of Operations - Forward-Looking Statements" in CP's annual and interim reports on Form 10-K and 10-Q.

The forward-looking information contained in this news release is made as of the date hereof. Except as required by law, CP undertakes no obligation to update publicly or otherwise revise any forward-looking information, or the foregoing assumptions and risks affecting such forward-looking information, whether as a result of new information, future events or otherwise.

About Canadian Pacific
Canadian Pacific is a transcontinental railway in Canada and the United States with direct links to major ports on the west and east coasts. CP provides North American customers a competitive rail service with access to key markets in every corner of the globe. CP is growing with its customers, offering a suite of freight transportation services, logistics solutions and supply chain expertise. Visit cpr.ca to see the rail advantages of CP. CP-IR

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Salem Woodrow
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Chris De Bruyn
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investor@cpr.ca